Exhibit 10.139

AMENDMENT
to the
PARTICIPATING PHYSICIAN GROUP
PROVIDER SERVICES AGREEMENT

between
FOUNDATION HEALTH SYSTEM AFFILIATES
and
SIERRA MEDICAL GROUP

The Participating Physician Group Provider Services Agreement (“Agreement”) dated January 1, 1998 between Prospect Medical Group, Inc. on behalf of SIERRA MEDICAL GROUP (“PPG”) and Foundation Health Systems Affiliate(s) (“FHS”) is hereby amended effective November 1, 2000.

FHS and PPG hereby agree to amend the Agreement as follows:

1.               Addendum B to the Agreement, Section B. STANDARD HMO. Subsection 1.1 Capitation Rates shall be deleted in its entirety and replaced with the following:

1.1  Capitation Rates.  PPG Capitation for Standard HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Effective Date	Standard HMO Capitation
November 1, 2000	$	*** PMPM
May l, 2001	$	*** PMPM

2.               Addendum B to the Agreement, Section B.  STANDARD HMO,  Subsection 3.1 Shared Risk Budgets shall be deleted in its entirety and replaced with the following:

3.1                               Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Shared Risk Budget- Entire Calendar Year 2000
$	*** PMPM

3.               Addendum B to the Agreement, Section C. SMALL GROUP HMO. Subsection 1.1 Capitation Rates shall be deleted in its entirety and replaced with the following:

1.1                               Capitation Rates.  PPG Capitation for Small Group HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Effective Date	Small Group HMO Capitation
November 1, 2000	$	*** PMPM
May l, 2001	$	*** PMPM

4.               Addendum B to the Agreement, Section C. SMALL GROUP HMO. Subsection 3.1 Shared Risk Budget shall be deleted in its entirety and replaced with the following:

3.1                               Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Shared Risk Budget Entire Calendar Year 2000
$	*** PMPM

5.               Addendum B to the Agreement, Section D. INDIVIDUAL HMO. Subsection 1.1 Capitation Rates shall be deleted in its entirety and replaced with the following:

1.1                               Capitation Rates.  PPG Capitation for Individual HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Effective Date	Individual HMO Capitation
November 1, 2000	$	*** PMPM
May l, 2001	$	*** PMPM

6.               Addendum B to the Agreement, Section D. INDIVIDUAL HMO. Subsection 3.1 Shared Risk Budget shall be deleted in its entirety and replaced with the following:

3.1                               Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Individual HMO Shared Risk Budget- Entire Calendar Year 2000
$	*** PMPM

7.               Addendum B to the Agreement, Section G. COMMERCIAL POS. Subsection 4. Professional Capitation Rate shall be deleted in its entirety and replaced with the following:

4.                                       Professional Capitation Rate.  PPG shall be compensated for rendering professional In-Network Services to Commercial POS Members at the PMPM amounts set forth for Commercial HMO Members, less a forty percent (40%) withhold (Professional Capitation).  This Withhold shall partially fund the Professional Out-of-Network Budget.

8.               Addendum B to the Agreement. Section G. COMMERCIAL POS. Subsection 6.1 POS Shared Risk Budgets shall be deleted in its entirety and replaced with the following:

6.1                               POS Shared Risk Budgets.  The budgets shall be determined for each Commercial POS population: Standard POS, Small Group POS and at a later date.  Individual POS Members.  Each Budget shall cover In-Network, Out-of-Network and Out-of-Area Shared Risk Services. Each of the normalized Shared Risk Budgets shall be equal to the normalized HMO Shared Risk Budget, or institutional capitation PMPM, if applicable, and multiplied by one hundred and five percent (105%).  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Entire Calendar Year 2000
Standard HMO Shared Risk – 5%		Small Group HMO Shared Risk – 5%		Individual HMO Snared Risk – 5%
$	*** – 5%	$	*** – 5%	$	*** – 5%

9.               Addendum B to the Agreement. Section J. Pharmacy Shared Risk Program and Section K. Pharmacy Rcbate Program shall be deleted in their entirety and replaced with the following:

J.                Pharmacy Shared Risk Program.  The Pharmacy Shared Risk Program shall be applicable to the following Members’ Standard HMO, Flex Funded HMO, Small Group HMO, and Individual HMO.

1.                                      Pharmacy Budget.  Each month HMO shall fund the Pharmacy Budget at $12.00 per eligible Member per month (“PEMPM”) subject to the age, sex and benefit plan factors set forth in Addendum B   Such Pharmacy Budget shall be effective for the entire calendar year For year 2000 the Pharmacy Budget shall be adjusted according to the aggregate PEMPM dollar change experienced by those participating physician groups comprising the top third of lowest PEMPM normalized pharmacy costs, based on current calendar year experience.  Such adjustment shall occur prior to calculating the final settlement for the Pharmacy Reconciliation, as set forth in this Addendum.  Any calculation of the normalized pharmacy costs shall be based upon actual claims.  The top third calculation shall be weighed by eligible Member months.

2.                                      Pharmacy Reconciliation for Commercial HMO Members.  For each Reconciliation Period, HMO shall calculate pharmacy claims subject to this Program as outlined in the Operations Manual.  HMO shall compare such claims to the corresponding Pharmacy Budget.  In the event pharmacy claims are less than the Pharmacy Budget, PPG’s share of the Pharmacy Budget surplus shall be fifty percent (50%).  In the event pharmacy claims exceed the Pharmacy Budget.  PPG’s share of the Pharmacy Budget deficit shall be fifty percent (50%).

HMO shall perform an interim and final settlement for the Pharmacy Risk Sharing Program.  The naming of these settlements shall correspond to the interim and final settlements of other risk sharing program.  Subject to Section 4.3 of this Agreement, any Pharmacy Budget deficit shall be offset against any amounts payable by HMO, or any amounts remaining in the Withhold Fund, or shall be offset against Capitation.

Except as so amended, all other provisions of the Agreement shall remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their officers duly authorized to be effective on the date and year first written above.

SIERRA MEDICAL-GROUP	FOUNDATION HEALTH SYSTEMS AFFILIATES HEALTH NET

/s/ Peter G. Goll	/s/ Christopher Ciano
Signature	Christopher Ciano

Senior Vice President	Senior Vice President and General Manager
Title	Southern California

12-10-00	12-18-00
Date	Date

95-3929309
Federal Tax Identification Number